                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[ ] Preliminary information statement


[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))


[X] Definitive Information Statement


                            SIMEX TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of filing fee (Check the appropriate box):
  [ ] No fee required.
  [X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
  (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $3,141,795, consisting of $1,500,000 cash and $1,641,795 in cancellation of intercompany indebtedness.

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid: $289.05

--------------------------------------------------------------------------------


  [X] Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

--------------------------------------------------------------------------------

  (2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

  (3)  Filing party:

--------------------------------------------------------------------------------

  (4)  Date filed:

                            SIMEX TECHNOLOGIES, INC.

Dear Stockholder:

         The Board of Directors of SIMEX Technologies, Inc. ("SIMEX") has approved a Stock Purchase Agreement (the "Agreement") which provides for the sale of Simex A/S, its wholly owned subsidiary, to Jostein Tjelta for $1,500,000
(US) in cash and the cancellation of indebtedness of $1,641,795 (US) from SIMEX to Simex A/S, for total consideration of $3,141,795 (US). The sale of Simex A/S constitutes the sale of substantially all the assets of SIMEX.

         Please read the attached information statement for information about the sale which requires approval by the holders of a majority of all outstanding shares of common stock of SIMEX. We are not asking you to vote on the proposed sale or the Agreement. The holders of greater than a majority of the outstanding common shares have agreed to vote their shares of SIMEX common stock in favor of the adoption of the Agreement. This action by such holders will be sufficient for the stockholders of SIMEX to adopt the Agreement and approve the sale without the vote of any other stockholder of SIMEX. Accordingly, your approval is not required and is not being sought.

Sincerely,



C. MICKLE MOYE                                        KJELL JAGELID
CHAIRMAN OF THE BOARD                                 PRESIDENT AND CEO


Information statement dated July 12, 2002 and first mailed to stockholders on or about July 12, 2002.

                            SIMEX TECHNOLOGIES, INC.
                        --------------------------------
                              INFORMATION STATEMENT
                        --------------------------------
                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

         This information statement is being furnished to the holders of common stock, $0.001 par value, of SIMEX Technologies, Inc. (the "Common Stock") in connection with the proposed sale of Simex A/S, SIMEX's wholly owned subsidiary, to Jostein Tjelta for $1,500,000 (US) cash and the cancellation of indebtedness of $1,641,175 (US) from SIMEX to Simex A/S, for total consideration of $3,141,795 (US). The acquisition will be effected by the purchase of all outstanding capital stock of Simex A/S by Mr. Tjelta.

         Because the proposed sale of Simex A/S constitutes the sale of substantially all the assets of SIMEX, it requires approval by the holders of a majority of all outstanding shares of Common Stock of SIMEX. We are not asking you to vote on the sale or the Agreement. The holders of greater than a majority of the outstanding shares of Common Stock have agreed to vote in favor of the sale. This action will be sufficient to ensure that the stockholders of SIMEX approve the sale without the vote of any other stockholder of SIMEX. Accordingly, your approval is not required and is not being sought.

                                     SUMMARY

         The following is a summary of the material information from this information statement and may not contain all of the information that is important to you. To understand the sale fully and for a more complete description of the legal terms of the sale, you should carefully read this information statement and the documents to which we refer you. Additional information about SIMEX has been filed with the SEC and is available upon request without charge, as described below under "Where You Can Find More Information."


                                    THE SALE

         This information statement relates to the acquisition of Simex A/S for $1,500,000 (US) in cash and the cancellation of $1,641,175 (US) in intercompany indebtedness from SIMEX to Simex A/S, for a total consideration of $3,141,795
(US).

The Seller and the Buyer

SIMEX TECHNOLOGIES, INC.
602 Abbey Court
Alpharetta, GA  30004
(678) 802-2041

         SIMEX, through its subsidiary Simex A/S, a Norwegian corporation, is involved in the design, engineering, fabrication, production and installation of commercial projects for the oil and gas industry.

JOSTEIN TJELTA

         Mr. Tjelta is a resident of Stavanger, Norway. In connection with the proposed sale transaction, Mr. Tjelta was elected President of Simex A/S on May 31, 2002.

Reasons for the Sale

         Management believes that the available cash resources and credit facilities of SIMEX, combined with its cash flows from operations, may not be sufficient to meet its anticipated working capital and capital expenditure requirements for the next twelve (12) months. Further, management believes that the anticipated continuing losses at Simex A/S will continue to deplete SIMEX's resources. Therefore, management concluded that it was appropriate to sell Simex A/S to provide the necessary cash resources to satisfy SIMEX'S debt obligations, fund its working capital needs and provide sufficient resources to pursue other business opportunities.

Legal Documents (See Annexes A and B)

         The Stock Purchase Agreement and the form of voting agreement executed by the holders of a majority of SIMEX's Common Stock are attached as Annex A and Annex B to this information statement. We encourage you to read these agreements as they are the legal documents that govern the sale.

Use of Proceeds

         SIMEX will receive $1,500,000 (US) in cash when the proposed sale is consummated. Such proceeds will be used to pay the expenses of the proposed sale and all other indebtedness and other liabilities of SIMEX. See "Use of Proceeds."

Future Business of SIMEX

         It is not contemplated that the remaining proceeds of the sale transaction will be distributed to the stockholders of SIMEX. Rather, the Board of Directors and SIMEX's management will pursue a new, but currently undetermined, line or lines of business. Such lines of business will include the vendor leasing business currently operated by SIMEX. See "Future Business of SIMEX."

SIMEX Pro Forma Financial Information

         Pro forma financial information with respect to the proposed sale transaction is set forth below at "SIMEX Pro Forma Financial Information."

Stockholder Vote Required to Approve the Sale

         Approval of the sale requires approval by the holders of a majority of all outstanding shares of SIMEX Common Stock. The holders of greater than a majority of SIMEX's Common Stock have entered into voting agreements with SIMEX with respect to the sale, which provides that they will vote all of their SIMEX shares in favor of the approval of the sale. To ensure compliance with their obligations under the voting agreements, such holders have granted SIMEX an irrevocable proxy with respect to their SIMEX shares. The approvals by such holders are the only approvals from SIMEX's stockholders required to approve the sale.

Conditions to the Sale

         The only significant condition to the consummation of the sale is the mailing of this information statement to the stockholders in accordance with the rules and regulations of the Securities and Exchange Commission. The Buyer has deposited the cash necessary to consummate the sale in an escrow account for the benefit of SIMEX. Such funds will be released on the 21st day following the date of the mailing of this information statement.

Material US Federal Income Tax Consequences of the Sale

         SIMEX stockholders will incur no federal or state income tax with respect to the consummation of the sale.
Appraisal Rights

         SIMEX stockholders will not be entitled to appraisal rights under the Delaware General Corporation Law in connection with the sale.

                                    THE SALE

General

         The SIMEX Board is using this information statement to inform SIMEX's public stockholders about the proposed sale of Simex A/S. The SIMEX Board has unanimously approved the sale, with Kjell Jagelid abstaining.

         The proposed sale will occur pursuant to the Stock Purchase Plan dated as of May 16, 2002, between SIMEX and Jostein Tjelta. We refer to this agreement as the "Agreement" in this information statement. Under the Agreement, Mr. Tjelta will pay cash in the amount of $1,500,000 (US) to SIMEX and cancel intercompany indebtedness from SIMEX to Simex A/S in the amount of 1,641,795
(US), for a total consideration of $3,141,795 (US).

         The holders of a majority of the outstanding common stock of SIMEX have agreed to vote their SIMEX shares in favor of the sale. Since these holders own more than a majority of the outstanding voting stock of SIMEX and the favorable vote of a majority of the outstanding shares of SIMEX stock is required for stockholder approval of the sale, no approval by the SIMEX public stockholders is required or will be sought. The holders' obligations to vote in favor of the sale and against any completing proposals or transactions, is set forth in the voting agreements which are described at "Voting Agreements" and the form of such agreements is attached as Annex B to this information statement.

SIMEX Information

         SIMEX, primarily through its subsidiary, Simex A/S, based in Norway, is involved in the design, engineering, fabrication, production and installation of commercial projects for the oil and gas industry. Additionally, SIMEX owns Vendor Leasing Financial Services, Inc. ("Vendor Leasing"), a US corporation located in Alpharetta, Georgia that provides commercial equipment leasing and financing services primarily in oil- and gas-related equipment. SIMEX intends to continue the Vendor Leasing business following the sale of Simex A/S.

         Financial and other information regarding SIMEX is set forth at Annexes C and D to this information statement, consisting of SIMEX'S Unaudited Financial Statements for the three month period ending March 31, 2002, and SIMEX's Audited Financial Statements for the years ending December 31, 2001, and December 31, 2000.

Background of the Transaction

         In April, 2002, the Buyer approached Mr. Kjell Jagelid, President of SIMEX, with respect to the purchase of Simex A/S. On May 13, 2002, Mr. Tjelta offered to acquire Simex A/S for $1,500,000 (US) cash and cancellation of approximately $1,641,795 (US) in intercompany indebtedness from SIMEX to Simex A/S.

SIMEX's Reasons for the Sale

         The SIMEX Board of Directors, at a meeting held on May 15, 2002, unanimously determined that the proposed sale was fair to and in the best interests of SIMEX's stockholders.

         Management believes that the available cash resources and credit facilities of SIMEX, combined with its cash flows from operations, may not be sufficient to meet its anticipated working capital and capital expenditure requirements for the next twelve (12) months. Further, management believes that the anticipated continuing losses at Simex A/S will continue to deplete SIMEX's resources. Therefore, management concluded that it was appropriate to sell Simex A/S to provide the necessary cash resources to satisfy SIMEX'S debt obligations, fund its working capital needs and provide sufficient resources to pursue other business opportunities.

                            STOCK PURCHASE AGREEMENT

         The following is a summary of the material terms of the Stock Purchase Agreement and is qualified by reference to the complete text of such Agreement, which is incorporated by reference and attached as Annex A to this information statement.

Completion of the Sale

         As soon as practicable after all of the conditions set forth in the Agreement have been satisfied or waived, the parties will consummate the sale.

Sale Consideration

         The Agreement provides for the payment of cash in the amount of $1,500,000 (US) and the cancellation of intercompany indebtedness from SIMEX to Simex A/S in the amount of $1,641,795 (US) The Buyer has deposited in escrow the full amount of the cash necessary to consummate the sale transaction.

Other Agreements

         SIMEX and Mr. Tjelta have agreed to certain other agreements in the Agreement. A description of these agreements follows:

         At closing, all intercompany accounts between SIMEX and Simex A/S shall be eliminated.

         At closing, that certain letter of credit issued by Sandnes Sparebank in the amount of $200,000 (US) with SIMEX as the beneficiary shall be released by SIMEX.

         An existing loan in the amount of $60,000 (US) from Simex A/S to Vendor Leasing Financial Services, Inc. a wholly owned subsidiary of SIMEX, shall be repaid by SIMEX in accordance with its terms.

         For one year from the date of closing, the Buyer shall provide for the benefit of SIMEX's officers and directors, directors' and officers' liability insurance on terms with respect to coverage and amount at least as favorable as those of the insurance policy maintained by Simex A/S as of the date of the Agreement.

         At closing, SIMEX shall convey to Buyer any and all rights it possesses with respect to the use of the name "SIMEX" in all areas of the world outside the United States. Subject to stockholder approval, SIMEX intends to propose to change its name at its next regularly scheduled stockholders' meeting.

Representations and Warranties

         SIMEX has made certain customary representations and warranties to the Buyer including as to title to the stock of Simex A/S, authorization of the transaction and enforceability of the Agreement, the absence of any conflicting agreements or laws which would require the consent of any third party to the proposed sale transaction and that such representations and warranties will be true and correct in all material respects on the date of closing. Otherwise, the stock of Simex A/S is being sold "as is" and no representations are made by SIMEX as to the financial or other condition of Simex A/S.

Condition to the Sale

         The conditions to the consummation of the sale include the following:

         - Dissemination of this information statement in accordance with the rules and regulations of the Securities and Exchange Commission.

         - The accuracy of all representations and warranties of the parties in all material respects as of the closing date.

         - Delivery of the consideration set forth in the Agreement, i.e., delivery of the stock of Simex A/S by SIMEX and delivery of the agreed-upon consideration from the Buyer to SIMEX.

         SIMEX has no reason to believe that these conditions to closing will not be satisfied.

Certain Expenses

         All costs and expenses incurred in connection with the Agreement and related transactions will be paid by the party incurring such costs or expenses.

                                VOTING AGREEMENTS

         Following is a summary of the material terms of the form of voting agreement which have been received by SIMEX from the holders of a majority of the outstanding shares of Common Stock entitled to vote with respect to the proposed sale transaction. Such summary is qualified by reference to the complete text of the form of agreement, which is incorporated by reference and attached as Annex B.

         Such holders have entered into the following agreements:

         - That at any meeting of the stockholders of SIMEX or in connection with any written consent of such stockholders, such stockholder shall appear at the meeting or otherwise cause such stockholder shares to be counted as present for purposes of establishing a quorum, and vote or consent in favor of the transactions contemplated by the Agreement.

         - Irrevocably grants to and appoints an executive of SIMEX as such stockholder's proxy and attorney-in-fact to vote such stockholder's shares of Common Stock in favor of the proposed sale transaction.

         - Among other things, not to transfer or otherwise dispose of any of their SIMEX shares of Common Stock during the term of the voting agreements.

             MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         There are no United States Federal Income Tax consequences to the stockholders of SIMEX in the event that the sale transaction is consummated.

                                APPRAISAL RIGHTS

         Under applicable Delaware General Corporation Law, stockholders of SIMEX are not entitled to appraisal rights in connection with the proposed sale transaction.

                                 USE OF PROCEEDS

         SIMEX will receive $1,500,000 (US) in cash when the proposed sale is consummated. Such proceeds will be used to pay the expenses of the proposed sale and all other indebtedness and other liabilities of SIMEX.

                            FUTURE BUSINESS OF SIMEX

         It is not contemplated that the remaining proceeds of the sale transaction will be distributed to the stockholders of SIMEX. Rather, the Board of Directors and SIMEX's management will pursue a new, but currently undetermined, line or lines of business. Such lines of business will include the vendor leasing business currently operated by SIMEX. Management is actively exploring other potential lines of business, but no decisions have been made as of the date of this information statement.

                      SIMEX PRO FORMA FINANCIAL INFORMATION

                            SIMEX TECHNOLOGIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2002
                                   (UNAUDITED)
                                 (In thousands)


                                                                         SIMEX                                       SIMEX
                                                                      TECHNOLOGIES,     PRO FORMA                TECHNOLOGIES, INC.
                                                                          INC.         ADJUSTMENTS     NOTES        PRO FORMA
                                                                      ------------------------------------------------------------
ASSETS
Current assets:
     Cash and cash equivalents                                        $           7    $         (2)       (1)   $          1,505
                                                                                              1,500        (2)
     Accounts receivable, less allowance                                      5,639          (5,594)       (1)                 45
     Inventories                                                                948            (948)       (1)
     Costs in excess of billings and estimated
         earnings on uncompleted contracts                                    3,337          (3,337)       (1)
     Prepaid expenses                                                           361            (360)       (1)                  1
                                                                      -----------------------------              ----------------
                  Total current assets                                       10,292          (8,741)                        1,551
                                                                      -----------------------------              ----------------

Machinery and equipment, net                                                  3,133          (3,096)       (1)                 37
Goodwill                                                                      1,684          (1,056)       (1)                628
Other assets                                                                     98             (40)       (1)                 58
                                                                      -----------------------------              ----------------
                  Total other assets                                          1,782          (1,096)                          686
                                                                      -----------------------------              ----------------

                  Total assets                                        $      15,207    $    (12,933)             $          2,274
                                                                      =============================              ================

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:

     Notes payable - banks                                            $       4,700    $     (4,492)       (1)   $            208
     Notes payable to officers and employees                                    130                                           130
     Current portion of long-term debt                                          304            (304)       (1)
     Accounts payable                                                         2,973          (2,888)       (1)                 85
     Accrued salaries and wages                                               1,206          (1,206)       (1)
     Accrued taxes other than income                                          1,675          (1,675)       (1)
     Other current liabilities                                                  225             (25)       (1)                262
                                                                                                 62        (3)
                                                                      -----------------------------              ----------------
                  Total current liabilities                                  11,213         (10,528)                          685

Long-term debt, less current portion                                          4,292          (4,292)       (1)
Other liabilities                                                               878            (838)       (1)                 40
                                                                      -----------------------------              ----------------
                  Total liabilities                                          16,383         (15,658)                          725
                                                                      -----------------------------              ----------------

Shareholders' equity (deficit):
     Common stock                                                                17                                            17
     Additional paid in capital                                               9,720                                         9,720
     Accumulated deficit                                                     (9,714)          1,556        (2)             (8,158)
     Treasury stock, at cost                                                    (30)                                          (30)
     Foreign currency translation adjustments                                (1,089)          1,089        (1)                 XX
     Deferred compensation                                                      (80)             80        (1)                 XX
                                                                      -----------------------------              ----------------
                  Total shareholders' equity (deficit)                       (1,176)          2,725                         1,549
                                                                      -----------------------------              ----------------
                  Total liabilities and shareholders'
                     equity (deficit)                                 $      15,207    $    (12,933)             $          2,274
                                                                      =============================              ================



   See accompanying notes to unaudited pro forma consolidated balance sheet.

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET


         The unaudited pro forma balance sheet includes the pro forma adjustments to reflect the sale of Simex A/S as if it took place on March 31, 2002.

Note (1) The unaudited pro forma consolidated balance sheet assumes that all shares of Simex A/S common stock are sold as of March 31, 2002 and all corresponding assets and liabilities of Simex A/S are eliminated from the condensed consolidated balance sheet of SIMEX Technologies, Inc.


Note (2) The consideration paid for Simex A/S is $1,500 in cash and the cancellation of indebtedness of $1,642 from SIMEX Technologies, Inc. to Simex A/S for a total consideration of $3,142 and a net gain on sale of $1,556.


Note (3) Adjustment to reclassify a loan from Simex A/S to Vendor Leasing Financial Services, Inc., a wholly owned subsidiary of SIMEX Technologies, Inc., from inter-company accounts.

                            SIMEX TECHNOLOGIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2002
                                   (UNAUDITED)
                                 (In thousands)



                                                                    SIMEX                                       SIMEX
                                                                 TECHNOLOGIES,     PRO FORMA                TECHNOLOGIES, INC.
                                                                     INC.         ADJUSTMENTS     NOTES        PRO FORMA
                                                                 ------------------------------------------------------------
Revenues                                                         $       6,079    $     (6,031)     (1)     $             48

Cost of revenues                                                         4,744          (4,744)     (1)
                                                                 -----------------------------              ----------------

  Gross profit                                                           1,335          (1,287)                           48

Selling, general and administrative expenses                             1,607          (1,408)     (1)                  199
Impairment of long-lived assets                                          4,492          (4,492)     (1)
                                                                 -----------------------------              ----------------

     Operating loss                                                     (4,764)          4,613                          (151)
                                                                 -----------------------------              ----------------

Other (income) expense
     Interest income                                                       (86)             86      (1)
     Interest expense                                                      143            (140)     (1)                    3
                                                                 -----------------------------              ----------------
              Total other expense                                           57             (54)                            3

      Loss from continuing operations
        before income taxes                                             (4,821)          4,667      (1)                 (154)
 Income taxes                                                               --              --      (1)
                                                                 -----------------------------              ----------------
      Loss from continuing operations                            $      (4,821)   $      4,667              $           (154)
                                                                 =============================              ================

Loss per share from continuing operations
      basic and diluted loss per share                           $        (.29)                             $           (.01)



        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


The unaudited pro forma statements of income include the pro forma adjustments to reflect the sale of Simex A/S as if it took place on January 1, 2002.

Note (1) Adjustment to eliminate revenues and expenses associated with Simex A/S.

                            SIMEX TECHNOLOGIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)
                                 (In thousands)



                                                               SIMEX                                       SIMEX
                                                            TECHNOLOGIES,     PRO FORMA                TECHNOLOGIES, INC.
                                                                INC.         ADJUSTMENTS     NOTES        PRO FORMA
                                                            ------------------------------------------------------------

Revenues                                                    $      25,495    $   (25,389)      (1)     $             106

Cost of revenues                                                   18,796        (18,702)      (1)                    94
                                                            -----------------------------              -----------------
   Gross profit                                                     6,699         (6,687)                             12

Selling, general and administrative expenses                        7,300         (6,741)      (1)                   559
                                                            -----------------------------              -----------------

       Operating loss                                                (601)            54                            (547)
                                                            -----------------------------              -----------------

Other (income) expense
       Interest income                                               (433)           433       (1)
       Interest expense                                               433           (438)      (1)                     5
       Other                                                           (2)             2       (1)
                                                            -----------------------------              -----------------
              Total other expense                                       8             (3)                              5

       Loss from continuing operations
         before income taxes                                         (609)            57       (1)                  (552)
Income tax expense                                                    418           (418)      (1)
                                                            -----------------------------              -----------------
       Loss from continuing operations                      $      (1,027)   $       475               $            (552)
                                                            =============================              =================

Loss from continuing operations per share
       basic and diluted loss per share                     $        (.07)                             $            (.04)
                                                            =============                              =================



        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

The unaudited pro forma statements of income include the pro forma adjustments to reflect the sale of Simex A/S as if it took place on January 1, 2000.

Note (1) Adjustment to eliminate revenues and expenses associated with Simex A/S.

                            SIMEX TECHNOLOGIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                                 (In thousands)



                                                               SIMEX                                       SIMEX
                                                            TECHNOLOGIES,     PRO FORMA                TECHNOLOGIES, INC.
                                                                INC.         ADJUSTMENTS     NOTES        PRO FORMA
                                                            ------------------------------------------------------------


Revenues                                                    $      18,873    $   (18,060)      (1)     $             813

Cost of revenues                                                   16,168        (15,510)      (1)                   658
                                                            ----------------------------               -----------------

  Gross profit                                                      2,705         (2,550)                            155

Selling, general and administrative expenses                        6,113         (5,423)      (1)                   690
                                                            ----------------------------               -----------------

     Operating loss                                                (3,408)         2,873                            (535)
                                                            ----------------------------               -----------------

Other (income) expense
     Interest income                                                  (77)            59       (1)                   (18)
     Interest expense                                                 569           (569)      (1)
     Other                                                           (279)           279       (1)
                                                            ----------------------------               -----------------
          Total other (income) expense                                213           (231)                            (18)

     Loss from continuing operations
       before income taxes                                         (3,621)         3,104       (1)                  (517)
Income tax benefit                                                   (939)           939       (1)
                                                            ----------------------------               -----------------
     Loss from continuing operations                        $      (2,682)   $     2,165               $            (517)
                                                            ============================               =================

Loss from continuing operations per share
     basic and diluted loss per share                       $        (.21)                             $            (.04)
                                                            =============                              =================



        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


The unaudited pro forma statements of income include the pro forma adjustments to reflect the sale of Simex A/S as if it took place on January 1, 2000.

Note (1) Adjustment to eliminate revenues and expenses associated with Simex A/S.


                               SECURITY OWNERSHIP

         The following table sets forth certain information, as of June 1, 2002, regarding the beneficial ownership of SIMEX common stock by each director of SIMEX, by each of the executive officers of SIMEX and by all directors and executive officers of SIMEX as a group.

         Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within sixty (60) days of the date of this information statement are deemed outstanding. These shares, however are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder names in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder's name.


                             NAME AND ADDRESS                      COMMON STOCK BENEFICIALLY OWNED
                         OF BENEFICIAL OWNER (1)               NO. OF SHARES                  % OF CLASS
        --------------------------------------------------------------------------------------------------
        Kjell Jagelid (2)
        140 South Falcon Bluff                                   5,847,500                       35.3%
        Alpharetta, GA 30022

        C. Mickle Moye (3)                                         500,000                        3.0%
        602 Abbey Court
        Alpharetta, GA 30004

        Joel Addison                                               500,000                        3.0%
        602 Abbey Court
        Alpharetta, GA 30004

        All Directors and Executive Officers                     6,847,500                       41.3%
        as a group (3 persons)



(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial" owner of securities if he or she has or shares the power to vote or direct the voting of such securities or the power to direct the disposition of such securities. A person is deemed to be the beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.

(2) Includes 800,000 shares beneficially owned due to stock options granted in January 2002, and 4,755,000 shares beneficially owned through the Montain Sebring Generale Corporation.

(3) Includes 500,000 shares beneficially owned due to stock options granted in January 2002.

                       WHERE YOU CAN FIND MORE INFORMATION

         SIMEX files annual, quarterly and special reports, and other information with the SEC. You may read and copy any reports, statements or other information SIMEX files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

           Financial and other information regarding SIMEX is set forth at Annexes C and D to this information statement, consisting of SIMEX'S Unaudited Financial Statements for the three month period ending March 31, 2002, and SIMEX's Audited Financial Statements for the years ending December 31, 2001, and December 31, 2000.


         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED JULY 12, 2002. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.


                                    By order of the Board of Directors



                                    ----------------------------------
                                    Kjell Jagelid
                                    President

                                     ANNEX A

                            STOCK PURCHASE AGREEMENT


         THIS IS A STOCK PURCHASE AGREEMENT dated May 16, 2002 between SIMEX TECHNOLOGIES, INC., a Delaware corporation ("Seller") and JOSTEIN TJELTA, a resident of Norway ("Buyer").


                                R E C I T A L S:

         A. Seller owns all of the outstanding Stock (as hereinafter defined) of Simex A/S, a Norwegian company (the "Company").

         B. Seller is willing to sell the Stock to Buyer and Buyer is willing to purchase the Stock from Seller, on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the Recitals and the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS. Except as specified otherwise, when used in this Agreement and any Exhibits or Schedules, the following terms shall have the meanings specified:

         "BUYER'S CLOSING CERTIFICATE" shall mean the certificate of Buyer in the form of EXHIBIT "A" attached hereto;

         "CLOSING" shall mean on the Closing Date at the offices of Greenberg Traurig, LLP, at 3290 Northside Parkway, Suite 400, Atlanta, Georgia, 30327, or as the parties may mutually agree to in writing, at which the transactions contemplated by this Agreement shall be consummated;

         "CLOSING DATE" shall mean the third business day after the date the stockholders of Seller approve the transactions contemplated by this Agreement, or such other date as Buyer and Seller may agree upon in writing;

         "GT" shall mean Greenberg Traurig, LLP.

         "LIEN" shall mean any mortgage, deed of trust, pledge, vendor obligation, hypothecation, security interest, encumbrance, claim, lien, lease (including any capitalized lease) or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, either currently affecting or which could affect the Stock, including any agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement and the filing of or agreement to give any financing statement with respect to the Stock under the Uniform Commercial Code of the State of Georgia or comparable law of any jurisdiction;

         "PERSON" shall mean any natural person, general or limited partnership, corporation, association, limited liability company or other entity;

         "PURCHASE PRICE" US $ 3,141,795 shall have the meaning set forth in
Section 2.2;

         "RECEIPT" shall mean the document from GT acknowledging receipt of $1,500,000.00 (US) from Buyer in the form of EXHIBIT "B" attached hereto.

         "SELLER'S CLOSING CERTIFICATE" shall mean the certificate of Seller in the form of EXHIBIT "C" attached hereto;

         "STOCK" shall mean any and all shares, interests, participations, options or other equivalents (however designated) of corporate stock, including, without limitation, all common stock (voting and non-voting) and preferred stock of the Company; and

                                   ARTICLE II

                                PURCHASE AND SALE

         2.1 PURCHASE AND SALE. At the Closing on the Closing Date, and upon all of the terms and subject to all of the conditions of this Agreement, Seller shall sell, assign, convey, transfer and deliver to Buyer, and Buyer shall purchase for the Purchase Price, the Stock free and clear of all Liens.

         2.2 PAYMENT OF PURCHASE PRICE. On the date of this Agreement, Buyer shall deliver to GT by wire transfer in good funds $1,500,000 (US). Such amount shall be disbursed by GT in accordance with the terms of this Agreement. Additionally, at Closing, Buyer shall credit the Seller for its intercompany indebtedness of (NOK 13,609,000) = $1,641,795 (US) with the Company. The cash payment and the credit memo of intercompany indebtedness collectively shall constitute the "Purchase Price" in the total amount of US $3,141,795 (Three million one hundred forty one thousand seven hundred ninety five dollars).

         2.3      CLOSING DATE DELIVERIES.  At the Closing on the Closing Date:

                  (a) Seller shall deliver, or cause to be delivered, to Buyer properly executed and dated as of the Closing Date: (i) Stock certificates representing all outstanding shares of Stock accompanied by Stock powers duly endorsed to Buyer in each case in proper form for transfer, and with all stock transfer and any other required documentary stamps affixed thereto; (ii) Seller's Closing Certificate; and (iii) such other documents as provided in
Article VII hereof.


                  (b) In addition to the Purchase Price, Buyer shall deliver, or cause to be delivered, to Seller properly executed and dated as of the Closing
Date: (i) Buyer's Closing Certificate; and (ii) such other documents as provided in Article VII hereof.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER


         Seller represents and warrants to Buyer as follows:

         3.1 TITLE TO STOCK. Seller has legal and beneficial title to the Stock free and clear of any Liens, and there are no claims pending with respect to the title of Seller in the Stock.

         3.2 AUTHORIZATION; ENFORCEABILITY. The execution, delivery and performance of this Agreement and all of the documents and instruments delivered in connection herewith by Seller is within the power of Seller. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by Seller the valid and binding obligations of Seller, enforceable against Seller, in accordance with their respective terms subject only to bankruptcy, insolvency, reorganization, moratoriums or similar laws at the time in effect affecting the enforceability or right of creditors generally and by general equitable principles which may limit the right to obtain equitable remedies.

         3.3 ABSENCE OF CONFLICTING AGREEMENTS. Neither the execution, delivery or performance of this Agreement in accordance with its terms by Seller, nor the consummation of the sale of the Stock as contemplated by this Agreement does or will, after the giving of notice, or the lapse of time or both, or otherwise:

                  (a) conflict with, result in a breach of, or constitute a default under any federal, state or local law, statute, ordinance, rule or regulation, or any court or administrative order or process or any written contract, agreement, arrangement, commitment or plan to which Seller is a party or by which such Seller is bound;

                  (b) result in the creation of any Lien upon any of the Stock;

                  (c) require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration or filing with, any court or public agency or other authority; or

                  (d) require the consent of any Person under any agreement, arrangement, or commitment of any nature.

         3.4 REPRESENTATION AS OF THE CLOSING DATE. Seller's representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as though such representations and warranties were made on and as of such time.

         3.5 "AS IS" SALE. Other than as expressly set forth herein, Buyer acknowledges that the Stock is being sold "as is" and that no representations are being made by Seller as to the financial or other condition of the Company.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows:

         4.1 ORGANIZATION; AUTHORIZATION; ENFORCEABILITY. The execution, delivery and performance of this Agreement and all of the documents and instruments required hereby from Buyer are within the power of Buyer and have been duly authorized by Buyer. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by Buyer, the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratoriums or similar laws at the time in effect affecting the enforceability or right of creditors generally and by general equitable principles which may limit the right to obtain equitable remedies.

         4.2 ABSENCE OF CONFLICTING LAWS AND AGREEMENTS. Neither the execution, delivery or performance of this Agreement by Buyer, nor the consummation of the sale and purchase of the Stock or any other transaction contemplated by this Agreement, does, or will after the giving of notice or the lapse of time or otherwise:

                  (a) conflict with, result in a breach of, or constitute a default under, any federal, state or local law, statute, ordinance, rule or regulation, or any court or administrative order or process, or any material contract, agreement, arrangement, commitment or plan to which Buyer is a party;

                  (b) require the consent, waiver, approval, permit, license, clearance or authorization of, or any declaration or filing with, any court or governmental or public agency; or

                  (c) require the consent of any Person under any agreement, arrangement or commitment of any nature to which Buyer is a party.

         4.3 BROKERS. Neither this Agreement nor the sale and purchase of the Stock was induced or procured through any Person acting on behalf of, working for or representing Buyer as broker, finder, investment banker, financial advisor or in any similar capacity.

         4.4 REPRESENTATION AS OF THE CLOSING DATE. Buyer's representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as though such representations and warranties were made on and as of such time.

                                    ARTICLE V

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

         Each and every obligation of Buyer to be performed on the Closing Date shall be subject to the satisfaction prior to or at the Closing of the following express conditions precedent:

         5.1 COMPLIANCE WITH AGREEMENT. Seller shall have performed and complied in all material respects with each of Seller's obligations under this Agreement which are to be performed or complied with by Seller prior to or at the Closing.

         5.2 PROCEEDINGS AND INSTRUMENTS SATISFACTORY. All proceedings required to be taken by Seller, including without limitation the obtaining of the required consent of the stockholders of Seller, in connection with the performance of this Agreement, and all documents incident thereto, shall be complete in all material respects to the reasonable satisfaction of Buyer.

         5.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Seller in this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

         5.4 DELIVERIES AT CLOSING. Seller shall have delivered or caused to be delivered to Buyer the documents, each properly executed and dated as of the Closing Date, required pursuant to Section 2.3(a).

         5.5 OTHER DOCUMENTS. Seller shall have delivered to Buyer such certificates and documents of Seller as shall be reasonably requested by Buyer to establish the due authorization of this Agreement and the transactions contemplated hereby by Seller.

         5.6 POSSESSION; INSTRUMENTS OF CONVEYANCE AND TRANSFER. Seller shall have delivered to Buyer at the Closing such other documents as shall be effective to vest in Buyer good title to all of the Stock as contemplated by this Agreement.

         Notwithstanding the above, if any of the conditions set forth in this
Article V have not been satisfied, Buyer may in its sole discretion elect to proceed with the consummation of the transactions contemplated hereby.

                                   ARTICLE VI

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

         Each and every obligation of Seller to be performed on the Closing Date shall be subject to the satisfaction prior to or at the Closing of the following express conditions precedent:

         6.1 COMPLIANCE WITH AGREEMENT. Buyer shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with by it prior to or at the Closing.

         6.2 PROCEEDINGS AND INSTRUMENTS SATISFACTORY. All actions to be taken by Buyer in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be complete to the reasonable satisfaction of Seller, and Buyer shall have made available to Seller for examination the originals or true and correct copies of all documents which Seller may reasonably request in connection with the transactions contemplated by this Agreement. The required majority of stockholders of Seller shall have consented to the transactions contemplated by this Agreement.

         6.3 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Buyer shall be true and correct in all material respects as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date, except for changes permitted or contemplated by this Agreement.

         6.4 DELIVERIES AT CLOSING. Buyer shall have delivered or caused to be delivered to Seller the documents, each properly executed and dated as of the Closing Date required pursuant to Section 2.3(b). GT shall have delivered to Seller the payment described in Section 2.2.

         6.5 OTHER DOCUMENTS. Buyer shall have delivered to Seller such certificates and documents as shall be reasonably requested by Seller's counsel to establish the due authorization of this Agreement and the transactions contemplated hereby by Buyer.

         Notwithstanding the above, if any of the conditions set forth in this
Article VI have not been satisfied, Seller may nevertheless elect to proceed with the consummation of the transactions contemplated hereby.

                                   ARTICLE VII

                                OTHER AGREEMENTS

         7.1 INTER-COMPANY ACCOUNTS. At Closing, all intercompany accounts between Seller and the Company shall be eliminated.

         7.2 RELEASE OF LETTER OF CREDIT. At Closing, Sandnes Sparebank's letter of credit dated __________ in the amount of $ 200,000 (US) with Seller as beneficiary shall be released by Seller.

         7.3 PAYMENT OF VENDOR LEASING LOAN. The existing loan in the amount of $60,000 (US) from Vendor Leasing to the Company shall be paid by Seller in accordance with its terms.

         7.4 INSURANCE. For one year from the Closing Date, Buyer shall provide for the benefit of the Seller's officers and directors, directors' and officers' liability insurance on terms with respect to coverage and amount at least as favorable as those of the insurance policy maintained by the Company as of the date of this Agreement.

         7.5 SIMEX NAME. At Closing, Seller shall convey to Buyer any and all rights it possesses with respect to the use of the name "SIMEX" in all areas of the world outside the United States.

                                  ARTICLE VIII

                                  MISCELLANEOUS

        8.1 FURTHER ASSURANCES. From time to time after the Closing Date, upon the reasonable request of any party hereto, the other party or parties hereto shall execute and deliver or cause to be executed and delivered such further instruments of conveyance, assignment and transfer and take such further action as the requesting party may reasonably request in order to effectuate fully the purposes, terms and conditions of this Agreement.

        8.2 SURVIVAL. Except for the agreements set forth in Sections 7.1, 7.2, 7.3, 7.4 and 7.5 herein, none of the agreements contained herein or the representations and warranties made in this Agreement shall survive the Closing and the consummation of the transactions contemplated by this Agreement.

        8.3 ENTIRE AGREEMENT; AMENDMENT; AND WAIVERS. This Agreement and the agreements required to be delivered pursuant hereto constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, unless otherwise expressly provided.

        8.4 EXPENSES. Except as otherwise specifically provided herein, whether or not the transactions contemplated by this Agreement are consummated, each of the parties shall pay the fees and expenses of its respective counsel, accountants and other experts incident to the negotiation, drafting and execution of this Agreement and consummation of the transactions contemplated hereby.

        8.5 BENEFIT; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of and shall be enforceable by Buyer and Seller and their respective heirs, executors, legal representatives, successors and assigns. Buyer shall have the right to assign any and all of its rights hereunder to an affiliate.

        8.6 NOTICES. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given (i) on the date of personal delivery to the other party, or (ii) when sent by telecopy or facsimile machine to the number shown below on the date of such confirmed facsimile or telecopy transmission, or (iii) when properly deposited for delivery by a nationally-recognized commercial overnight delivery service, prepaid, or by deposit in the United States mail, certified or registered mail, postage prepaid, return receipt requested on the date that is two (2) days after the date set forth in the records of such delivery service or on the return receipt, and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address or change of telecopy number:

If to Seller:                  SIMEX Technologies, Inc.
                               602 Abby Court
                               Alpharetta, GA 30004
                               Facsimile No.:  (678) 297-9960
                               Attention: Mike Moye/Kjell I. Jagelid

If to Buyer:                   Jostein Tjelta

                               --------------------------------------

                               --------------------------------------
                               Facsimile No.:  (+47) 51 77 86 86
                               Attention: Jostein Tjelta


If to GT:                      Greenberg Traurig, LLP
                               Suite 400
                               3290 Northside Parkway
                               Atlanta, GA 30327
                               Facsimile No.:   (678) 553-2441
                               Atten:  Robert E. Altenbach

         8.7 COUNTERPARTS; HEADINGS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement. This Agreement may be executed and delivered in counterpart signature pages executed and delivered via facsimile transmission, and any such counterpart executed and delivered via facsimile transmission shall be deemed an original for all intents and purposes. The article and section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

         8.8 SEVERABILITY. If any provision, clause or part of this Agreement or the application thereof under certain circumstances is held invalid or unenforceable, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

         8.9 NO RELIANCE. No third party is entitled to rely on any of the representations, warranties and agreements of Buyer or any Seller contained in this Agreement; and Buyer and Seller assume no liability to any third party because of any reliance on the representations, warranties and agreements of Buyer or Seller contained in this Agreement.

         8.10 JUDICIAL INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party which itself or through its agent prepared the same, it being agreed that each party has participated in the preparation hereof.

         8.11 GOVERNING LAW. This Agreement shall be construed and interpreted according to the laws of the State of Georgia, without regard to the conflict of law principles thereof.

         IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the day and year first above written.


                         "SELLER"



                                          SIMEX TECHNOLOGIES, INC.




                                           By: /s/ C. Mickle Moye
                                               --------------------------------
                                           Name: C. Mickle Moye
                                           Title: Chairman




                          "BUYER"



                                          /s/ Jostein Tjelta
                                          -------------------------------------
                                          JOSTEIN TJELTA




                                          "GT"



                                          GREENBERG TRAURIG, LLP


                                           By: /s/ Robert E. Altenbach
                                               --------------------------------
                                           Name: Robert E. Altenbach
                                           Title: Shareholder

                                    ANNEX B

                                     FORM OF

                                VOTING AGREEMENT



         VOTING AGREEMENT dated as of May __, 2002 (this "Agreement"), by and between SIMEX Technologies, Inc., a Delaware corporation (the "Company") and the Stockholder of the Company listed on the signature page (the "Stockholder").

         WHEREAS, the Stockholder is, as of the date hereof, the record and beneficial owner of the shares of common stock, par value $.01 per share, of the Company (the "Common Stock") set forth opposite such party's name on the signature page hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired by such party after the date hereof (including through the exercise of any stock options, warrants or similar instruments) being collectively referred to herein as the "Shares");

         WHEREAS, the Company and Jostein Tjelta have entered into a Stock Purchase Agreement dated May 16, 2002 (as the same may be amended or supplemented, the "Purchase Agreement"), which provides, among other things, for the acquisition of all of the outstanding shares of Simex A/S, a wholly-owned subsidiary of the Company, by the Buyer upon the terms and subject to the conditions set forth in such Purchase Agreement; and

         WHEREAS, the Company has requested that the Stockholder and the Stockholder has agreed, to enter into this Agreement in order to avoid the necessity of the Company soliciting proxies of its other stockholders with respect to the approval of the Transactions (as hereinafter defined).

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements set forth herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder hereby represents and warrants to the Company as follows:

         (a) Such Stockholder is the record and beneficial owner of and has good and marketable title to, the Shares set forth opposite his or her name on the signature page (as may be adjusted from time to time pursuant to Section 3(b) hereof). Except for the Shares, such Stockholder is not the beneficial owner of, nor has any right to acquire, any securities of the Company, nor is subject to any contract or understanding or any voting trust that obligates it to vote, acquire, or otherwise dispose of or transfer any interest in such Shares that otherwise restricts such Stockholder's rights in such Shares.

         (b) The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby are within the power of such Stockholder and have been duly and validly authorized by all necessary action. This Agreement constitutes the valid and binding agreement of such Stockholder, enforceable in accordance with its terms.

         (c) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not result in any breach or violation of, or default (with or without notice or lapse of time or both) under, or result in termination of, or accelerate the performance required by, or give rise to a right of termination, cancellation or acceleration of any obligation under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien on any assets of such Stockholder pursuant to: (i) any contract to which such Stockholder is a party or by which it is bound or by which any assets of such Stockholder are bound or (ii) subject to the filings and other matters referred to in the last sentence of this Section 1(c), any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or his or her assets. No consent of, or registration, declaration or filing with, any governmental entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby, except for such filings under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby. No trust of which such Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

         (d) Such Stockholder hereby represents that any outstanding proxy heretofore given in respect of such Stockholder's Shares, if any, is revocable and that any outstanding proxy heretofore given in respect of such Shares has been revoked.

    SECTION 2.  VOTING OF SHARES.

         (a) The Stockholder hereby agrees that at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of the Company or in connection with any written consent of such stockholders, such Stockholder shall appear at the meeting or otherwise cause such Stockholder's Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares: (i) in favor of the transactions contemplated by the Purchase Agreement (the "Transactions") and any action required in furtherance thereof; (ii) against any action or agreement that would result in a breach of any representation, warranty or covenant of the Company in the Purchase Agreement; and (iii) against any action or agreement which would delay, postpone or attempt to discourage the Transactions or cause a condition to the Transactions to be not capable of being satisfied.

         (b) The Stockholder hereby irrevocably grants to, and appoints, C. Mickle Moye and any nominee thereof, such Stockholder's proxy and attorney-in-fact (with full power of substitution) during the term of this Agreement, for and in the name, place and stead of such Stockholder, to vote such Stockholder's Shares, or grant a consent or approval in respect of such Shares, in connection with any meeting of stockholders of the Company:
                  (i) in favor of the Transactions and approval and adoption of the Purchase Agreement and any action required in furtherance thereof; (ii) against any action or agreement that would result in a breach of any representation, warranty or covenant of the Company in the Purchase Agreement; and (iii) against any action or agreement which would delay, postpone or attempt to discourage the Transactions or cause a condition to the closing of the Transactions to be not capable of being satisfied.

         (c) The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and is intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.

         (d) The Stockholder hereby agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively "Transfer"), or consent to any Transfer of, any Shares or any interest therein or enter into any contract, option or other arrangement (including any profit sharing or other derivative arrangement) with respect to the Transfer of, any Shares or any interest therein to any person, (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any takeover proposal or otherwise with respect to the Shares or (iii) take any action that would reduce or eliminate the voting right of any such Shares. Such Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

    SECTION 3.  CERTAIN EVENTS.

         (a) The Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators or successors.

         (b) In the event of any stock split, reverse stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Common Stock of the Company or the acquisition of additional shares of Common Stock of the Company by the Stockholder, the number of Shares shall be appropriately and automatically adjusted, and this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock or other securities or rights of the Company issued to or acquired by such Stockholder.

SECTION 4.  FURTHER ASSURANCES; CAPACITY.

The Stockholder shall, upon request of the Company, execute and deliver any additional documents and take such further actions as may reasonably be deemed by the Company to be necessary to carry out the provisions hereof and to vest the power to vote such party's Shares as contemplated by Section 2 hereof in C. Mickle Moye.


IN WITNESS WHEREOF, the Company and the Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above.

SIMEX TECHNOLOGIES, INC.


By:
   -----------------------------
   Name:
   Title:



STOCKHOLDER:


--------------------------------         ------------------- (number of Shares)

                                                                         ANNEX C


                         UNAUDITED FINANCIAL STATEMENTS
                       FOR THE THREE-MONTHS PERIOD ENDING
                                 MARCH 31, 2002

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                    MARCH 31, 2002
                                                                                      (UNAUDITED)
                                                                                    --------------
ASSETS
Current assets:
    Cash and cash equivalents                                                          $      7
    Trade accounts receivable, less allowance for
      doubtful accounts of $22                                                            5,639
    Inventories                                                                             948
    Costs in excess of billings and estimated
      earnings on uncompleted contracts                                                   3,337
    Prepaid expenses and other current assets                                               361
                                                                                       --------
        Total current assets                                                             10,292
Machinery and equipment, net                                                              3,133
Goodwill                                                                                  1,684
Other assets                                                                                 98
                                                                                       --------
        Total assets                                                                   $ 15,207
                                                                                       ========
LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
    Notes payable -- banks                                                             $  4,700
    Notes payable to officers and employees                                                 130
    Current portion of long-term debt                                                       304
    Accounts payable                                                                      2,973
    Accrued salaries and wages                                                            1,206
    Accrued taxes other than income                                                       1,675
    Other current liabilities                                                               225
                                                                                       --------
        Total current liabilities                                                        11,213
Long-term debt, less current portion                                                      4,292
Other liabilities                                                                           878
                                                                                       --------
        Total liabilities                                                                16,383
                                                                                       --------
Shareholders' deficit:
    Common stock, $.001 par value. Authorized 50,000
      shares; 16,565 shares issued and outstanding                                           17
    Additional paid-in capital                                                            9,720
    Accumulated deficit                                                                  (9,714)
    Treasury stock, 10 shares at cost                                                       (30)
    Accumulated other comprehensive loss -- foreign
      currency translation adjustment                                                    (1,089)
    Deferred compensation                                                                   (80)
                                                                                       --------
            Total shareholders' deficit                                                  (1,176)
                                                                                       --------
            Total liabilities and shareholders' deficit                                $ 15,207
                                                                                       ========


                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                     THE CONSOLIDATED FINANCIAL STATEMENTS.

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      THREE MONTHS ENDED MARCH 31,
                                                                      ----------------------------
                                                                        2002                2001
                                                                      --------            --------
Revenues                                                              $  6,079            $  5,745
Cost of revenues                                                         4,744               4,199
                                                                      --------            --------
    Gross profit                                                         1,335               1,546
Selling, general and administrative expenses                             1,607               1,652
Impairment of goodwill (note 6)                                          4,492                  --
                                                                      --------            --------
    Operating loss                                                      (4,764)               (106)
                                                                      --------            --------
Other (income) expense:
    Interest income                                                        (86)                (69)
    Interest expense                                                       143                 132
                                                                      --------            --------
        Total other expense                                                 57                  63
                                                                      --------            --------

Loss from operations before income taxes                                (4,821)               (169)
      Income tax benefit                                                    --                 (24)
                                                                      --------            --------
        Net loss                                                      $ (4,821)           $   (145)
                                                                      ========            ========
Loss per share (note 2) -- basic and diluted loss per share           $  (0.29)           $  (0.01)
                                                                      ========            ========


                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF
                     THE CONSOLIDATED FINANCIAL STATEMENTS.

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             MARCH 31, 2002 AND 2001
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


1.       CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the instructions to Form 10-QSB and do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. These statements should be read in conjunction with the consolidated financial statements and notes thereto included in the SIMEX Technologies, Inc.'s Form 10-KSB for the year ended December 31, 2001.

Certain reclassifications have been made to the 2001 financial information to conform to the presentation in 2002.

The results of operations for the periods presented are not necessarily indicative of the operating results for the full year.

2.       LOSS PER SHARE

SIMEX Technologies, Inc. and subsidiaries (the "Company") applies the provisions of Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". Basic earnings per common share is based on the weighted average number of common shares outstanding during the period. Diluted earnings per share include the dilutive effect of potentially dilutive securities. For the three months ended March 31, 2002 and 2001, the effects on diluted loss per share from stock options and other potentially dilutive contingently issuable shares (see note 5) have not been included since such effects would have been anti-dilutive.

                                                                              THREE MONTHS ENDED
                                                                                   MARCH 31,
                                                                          --------------------------
                                                                             2002             2001
                                                                          ---------        ---------
         Loss from operations and numerator for basic and
           diluted loss per share                                         $  (4,821)       $    (145)
                                                                          =========        =========
         Denominator for basic and diluted loss per share
           -- weighted average shares outstanding                            16,565           12,994
                                                                          =========        =========

3.       SEGMENT INFORMATION

The Company applies the provisions of SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in their financial statements. The standard defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision makers in deciding how to allocate resources and in assessing the performance.

Based on the quantitative thresholds specified in SFAS 131, the Company has determined that it has two reportable segments. The two reportable segments are construction and production.

Construction consists of all of the Company's operations involved in the design, engineering and installation of HVAC, plumbing and electrical products and services, both onshore and offshore.

Production consists of design, engineering and production of various technical and nontechnical products, such as SIMDUCTS.

The Company evaluates the performance of its operating segments based upon revenues and gross profit. Inter-segment revenues can be significant and are represented in the "Other and Eliminations" column. Summary information by segment for the three months ended March 31, 2002 and 2001 follows (in thousands):

                                                                OTHER AND
                              CONSTRUCTION     PRODUCTION      ELIMINATIONS        TOTAL
                              ------------     ----------      ------------        -----
         2002
         Revenues               $  4,708          1,239             132          $  6,079
         Gross profit                801            402             132             1,335
         2001
         Revenues               $  4,891            821              33          $  5,745
         Gross profit              1,271            291             (16)            1,546


4.       COMPREHENSIVE LOSS

The Company had other comprehensive loss for the three months ended March 31, 2002 and 2001 of $(4,659) and $(151), respectively. Adjustments to net loss to determine other comprehensive loss are due to foreign currency translation.

5.       CONTINGENT LIABILITIES

On August 2, 2001, the Company purchased all of the assets and assumed substantially all the liabilities of Vendor Leasing Financial Services, Inc., ("Vendor Leasing") a U.S. corporation located in Alpharetta, Georgia that provides commercial equipment leasing and financing services. The purchase price of $600 included $100 cash paid at closing and 500 shares of the Company's common stock. The number of shares given to seller is subject to change based on the number of shares of the Company's common stock required to provide the seller with $500 of the Company's stock 18 months after the closing date of the acquisition. However, the Company may, at its option choose to make up any loss of value in cash, rather than shares of its common stock, to achieve the required $500 of consideration.

6.       IMPAIRMENT OF GOODWILL AND MANAGEMENT'S PLANS

The Company has decided to sell its Norwegian subsidiary, which represents substantially all of the Company's operations, to provide the necessary cash resources to satisfy its debt obligations, fund its working capital needs and provide sufficient resources to pursue other business opportunities. See Part II, Item 5 of this report for additional information on the proposed sale of the Company's Norwegian subsidiary. Based upon the proposed selling price of the Norwegian subsidiary and the carrying value of assets associated with the Norwegian subsidiary, the Company has recorded a $4,492 asset impairment charge during the quarter ended March 31, 2002. The charge specifically reduces the carrying value of goodwill previously recorded by the Company as a result of acquisitions made by the Norwegian subsidiary.

7.       POTENTIAL GOODWILL IMPAIRMENT

The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets, effective with its fiscal year beginning January 1, 2002. SFAS No. 142 requires that an intangible asset with a finite life be amortized over its useful life and that intangibles with an infinite life and goodwill not be amortized but evaluated for impairment. SFAS No. 142 also provides for mandatory transitional impairment testing for the Company's recorded goodwill balances as they existed on January 1, 2002, using a prescribed and complex testing methodology. To accomplish this transitional impairment analysis the Company must identify its SFAS No. 142 reporting units and determine the carrying value of each reporting unit by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units as of the date of adoption. The Company has until June 2002 to determine the fair value of each reporting unit and compare it to the reporting unit's carrying amount. To the extent a reporting unit's carrying amount exceeds its fair value, an indication exists that the reporting unit's goodwill may be impaired and the Company must perform the second step of the transitional impairment test. In the second step, the Company must compare the implied fair value of the reporting units goodwill, determined by allocating the reporting unit's fair value to all its assets (recognized and unrecognized) and liabilities in a manner similar to a purchase price allocation in accordance with SFAS No. 141, Business Combinations, to its carrying amount, both of which would be measured as January 1, 2002, the date of adoption. This second step is required to be completed as soon as possible, but no later than December 31, 2002 and any transitional impairment loss will be recognized as the cumulative effect of a change in accounting principle in the Company's Consolidated Statement of Operations, thereby reducing net earnings. As of January 1, 2002, the Company had a consolidated goodwill asset of $6,050 consisting $5,422 relating to its Norwegian subsidiary and $628 relating to the 2001 acquisition of Vendor Leasing in the United States.

The Company has initiated transitional impairment testing and currently expects to complete all required transitional testing (including both step one and, where required, step two) in the second quarter of 2002. The Company's Condensed Consolidated Statement of Operations (unaudited) for the quarter ended March 31, 2002 includes a provision of $4,492 for the impairment of goodwill relating to the Company's Norwegian subsidiary.


The following table sets forth the computations of net loss and basic and diluted loss per share for the three months ended March 31, 2002 and 2001 as if there had been no goodwill amortization for the three months ended March 31, 2001 (in thousands):

                                                                                  THREE MONTHS ENDED
                                                                                       MARCH 31,
                                                                             ----------------------------
                                                                                2002               2001
                                                                             ---------            -------
         Reported net loss                                                   $  (4,821)           $  (145)
         Add back: goodwill amortization, net of tax
                   benefit                                                          --                 35
                                                                             ---------            -------
         Adjusted net loss                                                   $  (4,821)           $  (110)
                                                                             =========            =======
         Basic and diluted loss per share:
         Reported net loss                                                   $   (0.29)           $ (0.01)
         Add back: Goodwill amortization, net of tax                                --                 --
                   benefit                                                    ---------            -------
         Adjusted loss per share                                             $   (0.29)           $ (0.01)
                                                                             =========            =======

                                     ANNEX D

                          AUDITED FINANCIAL STATEMENTS
                                  FOR THE YEARS
                                     ENDING
                           DECEMBER 31, 2001 AND 2000

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
SIMEX Technologies, Inc.:

         We have audited the accompanying consolidated balance sheet of SIMEX Technologies, Inc. and subsidiaries as of December 31, 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the two-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SIMEX Technologies, Inc. and subsidiaries as of December 31, 2001, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                                          KPMG LLP


Atlanta, Georgia
April 5, 2002

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheet

                                 (In thousands)

                                                                DECEMBER 31,
ASSETS                                                             2001
                                                                  -------
Current assets:
   Cash and cash equivalents                                      $     3
   Trade accounts receivable, less allowance for
      doubtful accounts of $22                                      3,701
   Inventories                                                      1,104
   Costs in excess of billings and estimated earnings on
       uncompleted contracts (note 3)                               3,165
   Prepaid expenses and other current assets                          381
                                                                  -------
           Total current assets                                     8,354


Machinery and equipment, net (note 6)                               3,162
Goodwill, less accumulated amortization of $577                     6,050
Other assets                                                          104
                                                                  -------
           Total assets                                           $17,670
                                                                  =======


         See accompanying notes to consolidated financial statements.

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheet

                      (In thousands, except per share data)

                                                                   DECEMBER 31,
LIABILITIES AND SHAREHOLDERS' EQUITY                                   2001
                                                                   ------------
Current liabilities:
   Notes payable - banks (note 7)                                    $  3,071
   Notes payable to officers and employees                                130
   Current portion of long-term debt (note 8)                             297
   Accounts payable                                                     3,015
   Accrued salaries and wages                                           1,060
   Accrued taxes other than income                                      1,509
   Other current liabilities                                              196
                                                                     --------
      Total current liabilities                                         9,278
Long-term debt, less current portion (note 8)                           4,058
Other liabilities                                                         930
                                                                     --------
      Total liabilities                                                14,266
                                                                     --------
Shareholders' equity:
   Common stock, $.001 par value. Authorized 50,000 shares;
      16,565 shares issued and outstanding (note 10)                       17
   Additional paid-in capital                                           9,720
   Accumulated deficit                                                 (4,893)
   Treasury stock, 10 shares at cost                                      (30)
  Accumulated other comprehensive loss - foreign currency
      translation adjustment                                           (1,251)
   Deferred compensation                                                 (159)
                                                                     --------
             Total shareholders' equity                                 3,404
                                                                     --------
Commitments and contingencies (notes 7, 8, 12, 13, and 17)
      Total liabilities and shareholders' equity                     $ 17,670
                                                                     ========



See accompanying notes to consolidated financial statements.

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                      Consolidated Statements of Operations

                      (In thousands, except per share data)


                                                                       YEARS ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                  2001               2000
                                                                --------           --------
Revenues                                                        $ 25,495           $ 18,873
Cost of revenues                                                  18,796             16,168
                                                                --------           --------
    Gross profit                                                   6,699              2,705
Selling, general, and administrative expenses (note 5)             7,300              6,113
                                                                --------           --------

    Operating loss                                                  (601)            (3,408)
                                                                --------           --------
Other (income) expense:
    Interest income (note 4)                                        (433)               (77)
    Interest expense                                                 443                569
    Other                                                             (2)              (279)
                                                                --------           --------
        Total other expense                                            8                213
                                                                --------           --------
    Loss from continuing operations before
      income taxes                                                  (609)            (3,621)
Income tax (benefit) expense (note 9)                                418               (939)
                                                                --------           --------
    Loss from continuing operations                               (1,027)            (2,682)
Discontinued operations (note 2):
 Earnings from discontinued operations, net
   of income taxes $43 in 2000,                                       --                110
 Gain on disposal of segment, net of income
   taxes of $14 in 2000                                               --                 38
                                                                --------           --------
    Net loss                                                    $ (1,027)          $ (2,534)
                                                                ========           ========
Loss per share (note 11):
    Basic:
      Loss from continuing operations                           $   (.07)          $   (.21)
      Discontinued operations                                         --                .01
                                                                --------           --------
        Net loss                                                $   (.07)          $   (.20)
                                                                ========           ========
    Diluted:
      Loss from continuing operations                           $   (.07)          $   (.21)
      Discontinued operations                                         --                .01
                                                                --------           --------
        Net loss                                                $   (.07)          $   (.20)
                                                                ========           ========



         See accompanying notes to consolidated financial statements.

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                 Consolidated Statements of Shareholders' Equity
                     Years ended December 31, 2001 and 2000
                                 (In thousands)

                                                                                           ACCUMULATED
                                                                                             OTHER
                                                                                          COMPREHENSIVE
                                                                                              LOSS -
                                       COMMON STOCK                                          FOREIGN
                                      --------------   ADDITIONAL                            CURRENCY                      TOTAL
                                                        PAID-IN   ACCUMULATED   TREASURY   TRANSLATION     DEFERRED    SHAREHOLDERS'
                                      SHARES  AMOUNT    CAPITAL     DEFICIT       STOCK     ADJUSTMENT   COMPENSATION     EQUITY
                                      ------  ------   ---------  -----------   --------  -------------  ------------  ------------
Balances at December 31, 1999         12,814    $13     $6,465      $(1,332)      $ (30)     $  (784)        $  --        $ 4,332

Issuance of common stock (note 10)       180      1         14           --          --           --            --             15
Treasury stock transaction                --     --         --           --        (242)          --            --           (242)
Purchase of equipment with
  treasury shares                         --     --         --           --         242           --            --            242

Comprehensive loss:
  Net loss                                --     --         --       (2,534)         --           --            --         (2,534)
  Foreign currency translation
   adjustments                            --     --         --           --          --         (348)           --           (348)
                                                                                                                          -------
      Total comprehensive loss                                                                                             (2,882)
                                      ------    ---     ------      -------       -----      -------         -----        -------
Balances at December 31, 2000         12,994     14      6,479       (3,866)        (30)      (1,132)           --          1,465

Issuance of common stock (note 10)       199     --         15           --                                                    15

Purchase of businesses                 3,372      3      2,907           --          --           --            --          2,910
Deferred compensation in
  acquisition                             --     --        319           --          --           --          (319)            --
Deferred compensation amortized           --     --         --           --          --           --           160            160
Comprehensive loss:
  Net loss                                --     --         --       (1,027)         --           --            --         (1,027)
  Foreign currency translation
    adjustments                           --     --         --           --          --         (119)           --           (119)
                                                                                                                          -------

       Total comprehensive loss                                                                                            (1,146)
                                      ------    ---     ------      -------       -----      -------         -----        -------
Balances at December 31, 2001         16,565    $17     $9,720      $(4,893)      $ (30)     $(1,251)        $(159)       $ 3,404
                                     =======    ===     ======      =======       =====      =======         =====        =======



         See accompanying notes to consolidated financial statements.

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows

                                 (In thousands)


                                                                             YEARS ENDED
                                                                             DECEMBER 31,
                                                                          2001           2000
                                                                        -------        -------
Cash flows from operating activities:
   Net loss                                                             $(1,027)       $(2,534)
   Adjustments to reconcile net loss to net cash
      used in operating activities:
    Depreciation and amortization                                           817            786
    Deferred compensation                                                   160             --
    Deferred income taxes                                                   418         (1,062)
    Loss on sale of machinery and equipment                                 106             --
     Other                                                                   --             51
    Changes in operating assets and liabilities net of effects of acquisitions:
       Accounts receivable                                                  144            828
       Inventories and uncompleted contracts                               (130)            93
       Costs in excess of earnings on uncompleted contracts              (3,205)            --
       Prepaid expenses and other current assets                           (211)          (826)
       Other assets                                                          10             --
       Accounts payable                                                     970         (1,057)
       Accrued salaries and wages                                           432            107
       Accrued taxes other than income                                       --            (67)
       Other current liabilities                                            415            861
                                                                        -------        -------
        Net cash used in operating activities                            (1,101)        (2,820)
                                                                        -------        -------
Cash flows from investing activities:
  Acquisitions of machinery and equipment                                  (938)        (1,054)
  Proceeds from sale of machinery and equipment                             127             15
  Investment - operating assets acquired                                     --           (375)
  Proceeds from sale of segment                                              --            640
   Proceeds from lease                                                    1,973             --
  Acquisition of businesses                                                (684)            --
                                                                        -------        -------
        Net cash provided by (used in) investing activities                 478           (774)
                                                                        -------        -------


Cash flows from financing activities:
  Proceeds from note payable - banks, net                                   614            624
  Proceeds from long-term debt                                            1,082          4,369
  Payments on long-term debt                                             (1,111)        (2,794)
                                                                        -------        -------

        Net cash provided by financing activities                           585          2,199
                                                                        -------        -------

Effect of exchange rate changes in cash and cash equivalents                 31          1,121
                                                                        -------        -------

        Net change in cash and cash equivalents                              (7)          (274)

Cash and cash equivalents at beginning of year                               10            284
                                                                        -------        -------

Cash and cash equivalents at end of year                                $     3        $    10
                                                                        =======        =======

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows

                                 (In thousands)

                                                               YEARS ENDED
                                                              December 31,
                                                         --------------------
                                                           2001         2000
                                                         -------        -----
Supplemental disclosure of cash flows information:
  Cash paid during the years for:
    Interest                                             $   471        $ 532
                                                         =======        =====

    Income taxes                                         $    --        $ 211
                                                         =======        =====

Supplemental disclosure of noncash investing and financing activities:

    Treasury stock transaction                           $    --        $(242)
                                                         =======        =====

In July 2001, the Company acquired the assets of
  Bryne Elektriske (note 12):
    Fair value of tangible assets acquired               $   164        $  --
    Goodwill                                               2,751           --
    Deferred compensation                                    319           --
    Liabilities assumed                                     (188)          --
    Common stock and options issued                       (2,729)          --
                                                         -------        -----

          Cash paid                                      $   317        $  --
                                                         =======        =====
In August 2001, the Company acquired the assets of
  Vendor Leasing (note 12):
    Fair value of tangible assets acquired               $   118        $  --
    Goodwill                                                 628           --
    Liabilities assumed                                     (146)          --
    Common stock and options issued                         (500)          --
                                                         -------        -----

          Cash paid                                      $   100        $  --
                                                         =======        =====


         See accompanying notes to consolidated financial statements.

                    SIMEX TECHNOLOGIES, INC. AND SUBSIDIARIES
                   Notes to Consolidated Financial Statements
                           December 31, 2001 and 2000

                      (In thousands, except per share data)

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

         (A)      DESCRIPTION OF BUSINESS

                  SIMEX Technologies, Inc. and subsidiaries (collectively, the "Company") principally operates through its wholly owned subsidiary, Simex AS, located in Norway. The Company is engaged in construction and services, including design, engineering, fabrication, production and installation for both off-shore for the oil and gas industry, and on-shore in commercial, industrial, and government projects. In addition, the Company is engaged in concrete post tensioning construction for off-shore oil and gas drilling platforms. The Company has derived its revenues primarily from customers in Norway (see note 16).

         (B)      PRINCIPLES OF CONSOLIDATION

                  The consolidated financial statements include the financial statements of SIMEX Technologies, Inc. and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

         (C)      CASH EQUIVALENTS

                  Cash equivalents of $3 at December 31, 2001 consist of money market accounts. For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

         (D)      INVENTORIES

                  Inventories are stated at the lower of cost or market and consist principally of raw materials. Cost is determined using the first-in, first-out method.

         (E)      MACHINERY AND EQUIPMENT

                  Machinery and equipment are stated at cost. Depreciation on machinery and equipment is calculated on the straight-line method over the estimated useful lives of the assets ranging from five to ten years.

         (F)      GOODWILL

                  Goodwill, which represents the excess of purchase price over fair value of net assets acquired, is amortized on a straight-line basis over the expected periods to be benefited, generally 20 years. However, the Company has not amortized goodwill subsequent to June 30, 2001. The Company assesses the recoverability of this intangible asset by determining whether the amortization of the goodwill balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation. The amount of goodwill impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the Company's average cost of funds.

                  The assessment of the recoverability of goodwill will be impacted if estimated future operating cash flows are not achieved.

                  In July 2001, the Financial Accounting Standards Board issued SFAS No. 142, which will be adopted by the Company effective January 1, 2002. Under SFAS No. 142, goodwill and intangible assets with indefinite useful lives will no longer be amortized, but will instead be tested periodically for impairment. SFAS No. 142 will also require that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed periodically for impairment. At December 31, 2001, the Company reported approximately $6 million of unamortized goodwill that will be subject to the transition provisions of SFAS No. 142. The Company has not yet determined the effect of adopting SFAS No. 142. However, the Company expects that substantially all of the goodwill recognized as of December 31, 2001 is likely to meet the criteria for having indefinite useful lives, and therefore will not be subject to further amortization.


                  The following table sets forth the computations of net loss and basic and diluted loss per share for the years ended December 31, 2001 and 2000 as if there had been no goodwill amortization during either period (in thousands):

                                                                             Years Ended
                                                                             December 31,
                                                                     ---------------------------
                                                                       2001              2000
                                                                     ---------         ---------
                  Reported net loss                                  $  (1,027)        $  (2,534)
                  Add back: goodwill amortization, net of tax
                     benefit of $45 in 2001 and $48 in 2000                116               125
                                                                     ---------         ---------

                  Adjusted net loss                                  $    (911)        $  (2,409)
                                                                     =========         =========

                  Basic and diluted loss per share:

                  Reported net loss                                  $    (.07)        $    (.20)
                  Add back: goodwill amortization, net of
                     tax benefit                                           .01              0.01
                                                                     ---------         ---------

                  Adjusted loss per share                            $    (.06)        $    (.19)
                                                                     =========         =========





         (G) IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

                  The Company accounts for long-lived assets in accordance with the provisions of SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

         (H)      REVENUE AND COST RECOGNITION

                  Revenues from fixed-price and modified fixed-price contracts are recognized on the percentage-of-completion method, measured by the cost-to-cost method. This method is used because management considers the cost-to-cost method to be the best available measure of progress on these contracts. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned. Contracts to manage, supervise, or coordinate the construction activity of others are recognized only to the extent of the fee revenue. The revenue earned in a period is based on the ratio of hours incurred to the total estimated hours required by the contract.

                  Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contact penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

                  The asset "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, if any, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

         (I)      INCOME TAXES

                  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         (J)      RESEARCH AND DEVELOPMENT, AND ADVERTISING

                  Research and development, and advertising costs are expensed as incurred. Research and development costs amounted to $75 and $120 in 2001 and 2000, respectively. Advertising costs amounted to $110 and $73 in 2001 and 2000, respectively.

         (K)      PENSION PLAN

                  The Company has a defined benefit pension plan covering substantially all of its employees. The benefits are based on years of service and the employee's compensation before retirement. The cost of this program is being funded currently. Members of the Board of Directors of Simex AS, who are also employees of Simex AS, receive a pension contribution equal to one months pay per year of service to Simex AS, in accordance with Norwegian law.

         (L)      COMPREHENSIVE INCOME

                  The Company applies the provisions of SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income consists of net income (loss) and foreign currency translation adjustment and is presented in the consolidated statements of shareholders' equity. The Statement requires only additional disclosures in the consolidated financial statements; it does not affect the Company's financial position or results of operations.

         (M)      FOREIGN CURRENCY TRANSLATION ADJUSTMENT

                  The Company applies Financial Accounting Standards Board Statement No. 52, Foreign Currency Translation (FAS 52) for its subsidiaries outside the United States. Assets and liabilities denominated in foreign functional currencies are translated at the exchange rate as of the balance sheet date. Revenues, costs, and expenses are translated at the weighted average exchange rate for the period. Translation adjustments are recorded as a separate component of other comprehensive income.

         (N)      EARNINGS PER SHARE

                  The Company applies the provisions of Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share. Basic earnings per share is computed by dividing net income
                  (loss) by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per share is computed by dividing net income (loss) by the sum of (1) the weighted average number of shares of common stock outstanding during the period, (2) the dilutive effect, if any, of stock options using the treasury stock method, and (3) dilutive effect, if any, of other potentially dilutive securities.

         (O)      USE OF ESTIMATES

                  Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

         (P)      RECLASSIFICATIONS

                  Certain 2000 amounts have been reclassified for comparability with 2001 amounts.

(2)      DISCONTINUED OPERATIONS

         During the year ended December 31, 2000, the Company sold its interests in Telefrost A/S and Gjenvinning Midt Norge A/S. These interests had been acquired during the May 1998 purchase of Norwegian Cooling Industries. Telefrost A/S and Gjenvinning Midt Norge A/S had revenues of approximately $2,130 during the year ended December 31, 2000. These operations constituted the Company's maintenance and service segment. The net after tax earnings of these operations for the year ended December 31, 2000 was $110 and is reported as earnings from discontinued operations on the Company's Consolidated Statements of Operations. The Company reported a gain on disposal, net of income taxes, of $38 in 2000.

(3)      BILLINGS IN EXCESS OF COST AND ESTIMATED EARNINGS ON UNCOMPLETED
         CONTRACTS

         Billings in excess of cost and estimated earnings on uncompleted contracts consists of the following at December 31, 2001:

         Cost incurred on uncompleted contracts                   $14,592
         Estimated earnings                                           893
                                                                  -------
                                                                   15,485
         Less billings to date                                     12,320
                                                                  -------

                                                                  $ 3,165
                                                                  =======

         Costs and estimated earnings in excess of billings
             on uncompleted contracts                             $ 3,165
         Billings in excess of costs and estimated earnings
             on uncompleted contracts                                  --
                                                                  -------

                                                                  $ 3,165
                                                                  =======

(4)      RELATED PARTY TRANSACTIONS

         During the year ended December 31, 2000, certain officers of the Company repaid approximately $242 of notes receivable and accrued interest. The repayment was accomplished by their tender of approximately 111 shares of the Company's common stock to treasury and repaid all outstanding notes receivable and accumulated interest in full. The fair market value of the shares tendered exceeded the notes receivable by $35 and is to be repaid to the respective officers. The Company had loaned monies to Elmer Lunde, Kjell Jagelid, Knut Rosvold and Oystein Frafjord. The purpose of these loans was to pay personal income tax (Norwegian) related to the value of the stock received in the reorganization. During the year ended December 31, 2000, the monies loaned to Elmer Lunde, Knut Rosvold and Oystein Frafjord were repaid by these individuals through the exchange of approximately 111,000 shares of their holdings of the Company's common stock for repayment of loan value of approximately $242. The loan of $70, plus accrued interest, to Kjell Jagelid was repaid in full by the Company's purchase of certain equipment from Mr. Jagelid with the loan being forgiven as part of the Company's consideration for the purchase.

         On October 1, 2001, the Company sold its 51% interest in Unitron to a former employee for 200,000 shares of the Company's common stock. The shares were subsequently used on October 10, 2001 to complete the Company's purchase of Hellevicks.

         On January 1, 2002 the Company sold its interests in Vest Norge Doors A/S to two Company employees. The Company's interest was sold for $88,000 cash paid at closing and a loss was recognized.

 (5)     INVESTMENTS IN AFFILIATED COMPANIES

         During 1998, the Company purchased 40% of the common stock of Jotronic Data AS and Unitron Management AS. During the year ended December 31, 1999, these companies were consolidated into one company and renamed Unitron AS ("Unitron"). During the quarter ended June 30, 2000, the Company acquired an additional 11% of the common stock of Unitron and since that date has reported Unitron as a fully consolidated subsidiary.

         Unitron also provides services for the Company under the terms of a management services agreement. The cost of these services aggregated $155 through June 30, 2000 and all intercompany charges have been eliminated in consolidation subsequent to June 30, 2000. Fees charged to the Company for these services are set at the level of fees that Unitron charges to unrelated parties.

         On October 1, 2001, the Company sold its 51% interest in Unitron to a former employee for 200,000 shares of the Company's common stock. The shares were subsequently used on October 10, 2001 to complete the Company's purchase of Hellevicks.

(6)      MACHINERY AND EQUIPMENT

         Machinery and equipment consists of the following at December 31, 2001:

         Software                                $  268
         Machinery and equipment                  5,826
                                                 ------
                                                  6,094
         Less accumulated depreciation and
           amortization                           2,932
                                                 ------
             Net property and equipment          $3,162
                                                 ======

         The estimated depreciable lives for the machinery and equipment is five years. The Company leases its land and building under an operating lease (see note 13).

(7)      NOTES PAYABLE - BANKS

         The Company's note payable - bank for its Norwegian operations is secured by certain accounts receivable and equipment of the Company. The Company had drawn $2,871 under this facility as of December 31, 2001. The borrowing limit under the line of credit is $4,494, making borrowing availability $1,623 as of December 31, 2001. The note bears interest at NIBOR (Norwegian) plus .60% (6.97% at December 31, 2001) and is payable upon demand.

         In 2001, the Company obtained a $200 line of credit from a U.S. bank. The U.S. bank line was used primarily to fund the purchase of Vendor Leasing Financial Services, Inc. and provide working capital to fund U.S. operations. The note bears interest at the prime interest rate plus 1.00% (5.75% at December 31, 2001) The term of the line of credit expires September 20, 2002. As of December 31, 2001, there was no availability under the U.S. bank line.

(8)      LONG-TERM DEBT

         Long-term debt consists of the following at December 31, 2001:

             Note payable, NIBOR (Norwegian) plus .6% (6.97% at December
                  31, 2001), payable in quarterly principal payments of $74
                  through 2017 with interest due quarterly. Note payable is
                  secured with accounts receivable and inventory                          $ 1,267
             Note payable in Japanese YEN with no fixed
                  principal payment and interest paid quarterly
                  at 1.2% annual rate a 20 year note which expires
                  in 2021                                                                   3,088
                                                                                          -------
                                                                                            4,355
             Less current portion of long-term debt                                           297
                                                                                          -------
                     Long-term debt, less current portion                                 $ 4,058
                                                                                          =======

         The aggregate maturities of long-term debt for each of the five years subsequent to December 31, 2001 are as follows:

                                  YEARS ENDING
                                  DECEMBER 31,
                                  ------------
                                       2002           $  297
                                       2003              297
                                       2004              297
                                       2005              297
                                       2006               79
                                                      ------
                                                      $1,267
                                                      ======

(9)      INCOME TAXES

         Income tax (benefit) expense attributable to the 2001 loss from continuing operations consists of a loss of $(472) from U.S. operations and a loss of $(137) from foreign operations:

                                                     CURRENT      DEFERRED     TOTAL
                                                     -------      --------     -----
                   Year ended December 31, 2001:
                       U.S. Federal                   $  --           --          --
                       State                             --           --          --
                       Foreign                           --          418         418
                                                      -----         ----        ----

                              Total                   $  --          418         418
                                                      =====         ====        ====

                   Year ended December 31, 2000:
                       U.S. Federal                   $  --            --          --
                       State                             --            --          --
                       Foreign                           --          (939)       (939)
                                                      -----         -----       -----

                              Total                   $  --          (939)       (939)
                                                      =====         =====       =====

         Income tax (benefit) expense attributable to loss from continuing operations was $418 and $(939) for the years ended December 31, 2001 and 2000, respectively, and differed from the amounts computed by applying the U.S. Federal income tax rate of 34% to loss from continuing operations before income taxes as a result of the following:

                                                                      2001          2000
                                                                     -----         -------
         Computed "expected" tax benefit                             $(207)        $(1,231)
         Increase (reduction) in income taxes resulting from:
             Difference in U.S. and foreign tax rates                    3             174
             Increase in valuation allowance for
               deferred tax assets                                     622             149
             Other                                                      --             (31)
                                                                     -----         -------

                                                                     $ 418         $  (939)
                                                                     =====         =======

         The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2001 are as follows:

         Deferred tax assets:
             Shares in other companies                  $     2
             Other                                            6
             Pension                                         23
             Net operating loss carryforward              2,194
                                                        -------

                  Gross deferred tax assets               2,225

             Less valuation allowance                    (1,435)
                                                        -------
                  Net deferred tax assets                   790
                                                        -------

         Deferred tax liabilities:
             Equipment                                      540
             Cost and estimated earnings in
               excess of billings on uncompleted
               contracts                                    250
                                                        -------
                  Total deferred tax liabilities            790
                                                        -------

                  Net deferred tax asset                $    --
                                                        =======

         The valuation allowance for deferred tax assets as of January 1, 2001 was $1,435. The net change in the total valuation allowance for the years ended December 31, 2001 and 2000 were increases of $622 and $149, respectively. In assessing the recoverability of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2001, the Company has net operating loss carryforwards for U.S. Federal income tax purposes of approximately $2,600 which are available to offset future Federal taxable income, if any, in varying amounts and years through 2020.

         At December 31, 2001, the Company has net operating loss carryforwards for Norwegian income tax purposes of approximately $3,100 which are available to offset future Norwegian taxable income, if any, in varying amounts and years through 2009.

 (10)    COMMON STOCK, OPTIONS AND WARRANTS

         In November 1999, the Company's board of directors approved a stock based compensation plan ("Plan") under which shares or options can be granted to employees, directors and consultants. The Company will measure compensation cost using the intrinsic value method of accounting prescribed by APB Opinion No. 25 "Accounting for Stock Issued to Employees". The Plan reserves for issuance 1,923,600 shares of the Company's common stock for its employees, directors and consultants. The Company did not grant any options under this plan in 2001 and granted 192,000 during 2000. These options were exercisable on the date of grant, with an exercise price of $1.00, which was greater than the market value of the Company's common stock on the date of grant. In connection with the issuance of option grants, the Company may incur non-cash stock compensation expenses. No compensation expense was incurred in 2001 and 2000. The amount of these future compensation expenses, if any, is unknown. The options under the Plan are exercisable immediately up to ten (10) years after the grant date in accordance with the vesting provisions of the individual agreements set forth at the time of the award. All options expire no later than ten
         (10) years from the date of grant.

         In October 1995, the Financial Accounting Standards Board (FASB) issued SFAS No. 123, Accounting for Stock Based Compensation, effective for the Company beginning January 1, 1996. SFAS No. 123 defines a "fair value method" of accounting for employee stock options. It also allows accounting for such options under the "intrinsic value method" in accordance with Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings and earnings per share are required as if the fair value method of accounting was applied. The effects of applying SFAS No. 123 in the pro forma disclosures are not necessarily indicative of future amounts. Additionally, the Company is expected to grant additional awards in future years. The Company has elected to account for its stock options under the intrinsic value method outlined in APB No. 25. The fair value method requires use of option valuation models, such as The Black-Scholes option valuation model, to value employee stock options, upon which a compensation expense is based. The Black-Scholes option valuation model was not developed for use in valuing employee stock options. Instead, this model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, it is management's opinion that the existing models do not necessarily provide a reliable measure of the fair value of its employee stock options. Under the intrinsic value method, compensation expense is only recognized if the exercise price of the employee stock option is less than the market price of the underlying stock on the date of grant.

         In accordance with SFAS No. 123, the fair value for the Company's employee stock options was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for the years ended December 31, 2000 (no options were granted during 2001).

         Risk-free interest rate                                6.0%
         Dividend yield                                           -%
         Volatility factor                                     85.0%
         Weighted-average expected life (in years)              8.0

         For purposes of pro forma disclosures, the estimated fair value of options is amortized to expense over the option's vesting period. The Company's pro forma information follows:

                                   2001              2000
                                 --------         ---------
         Net loss:
              As reported        $ (1,027)        $  (2,534)
              Pro forma            (1,027)           (2,691)
         Loss per share:
             As reported            (0.07)            (0.20)
           Pro forma                (0.07)            (0.21)

                                                       Qualified Plans
                                               -------------------------------

                                                                   Weighted
                                               Options              average
                                                                exercise price
                                               -------          --------------
Outstanding at December 31, 1999                    --                  --
   Granted                                     192,000                1.00
   Exercised                                        --                  --
   Forfeited or canceled                            --                  --
                                               -------               -----
Outstanding at December 31, 2000               192,000                1.00
   Granted                                          --                  --
   Exercised                                        --                  --
   Forfeited or canceled                            --                  --
                                               -------               -----
Outstanding at December 31, 2001               192,000               $1.00

         The exercise price and weighted average exercise price of all outstanding and exercisable options at December 31, 2001, is $1.00. The options have remaining contractual lives of 8.8 years, with a weighted average contractual life of 8.8 years.

         In November 2000, the Company issued 179,095 shares pursuant to a requirement to issue shares resulting from the 1998 reorganization of the Company. There were no proceeds to the Company, however, an expense of $15 was recorded.

         In July 2001, the Company issued 199,000 shares pursuant to a requirement to issue shares resulting from the 1998 reorganization of the Company. There were no proceeds to the Company, however, an expense of $15 was recorded.

         On July 2, 2001, the Company purchased all of the assets and assumed substantially all the liabilities of Bryne Elektriske, a Norwegian corporation located in Stavanger, Norway that performs commercial and industrial construction work. The purchase price of $3,231 was paid with $317 in cash at closing, a note for $185, which matured and was paid on September 1, 2001 and 2,872,000 shares of the Company's common stock.

         On August 2, 2001, the Company purchased all of the assets and assumed substantially all the liabilities of Vendor Leasing Financial Services, Inc., ("Vendor Leasing") a U.S. corporation located in Alpharetta, Georgia, that provides commercial equipment leasing and financing services. The purchase price of $600 included $100 cash paid at closing and 500,000 shares of the Company's common stock. A future cash payment of $110 may be paid provided certain performance targets are achieved. The number of shares given to seller is subject to change based on the number of shares of the Company's common stock required to provide the seller with $500 of the Company's stock 18 months after the closing date of the acquisition. However, the Company may, at its option choose to make up any loss of value in cash, rather than shares of its common stock, to achieve the required $500 of consideration. On October 20, 1002, the Company purchased all of the assets of Hellevicks, a Norwegian corporation located in Stavanger, Norway, that performs commercial roofing construction work. The primary purpose of the acquisition was to fulfill growth projections in the commercial and industrial sector. The purchase price of $230 was paid with $50 cash at closing plus 200,000 shares of the Company's common stock which were issued from treasury shares received by the Company from the sale of its 51% interest in Unitron.

(11)     LOSS PER SHARE

         The Company applies the provisions of Statements of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". Basic earnings (loss) per common share is based on the weighted average number of common shares outstanding during the period. Diluted earnings
         (loss) per share includes the dilutive effect of common stock equivalents. For the years ended December 31, 2001 and 2000, the dilutive effect of 192,000 stock options and warrants, which comprise common stock equivalents, have not been presented because their effect would have been anti-dilutive. The Company's weighted average shares outstanding utilized for both basic and diluted per share computations was 14,832,000 and 12,839,000 in 2001 and 2000, respectively.

 (12)    ACQUISITIONS

         In March of 2000, SIMEX A/S purchased the assets of Karlsen Mekaniske, including its inventory and accounts receivable. This company is a computerized numeric controlled equipment milling and turning fabrication operation. The transaction was accounted for as a purchase with consideration of approximately $375 plus 110,700 shares of the Company's common stock, which were issued from treasury shares. On July 2, 2001, the Company purchased all of the assets and assumed substantially all the liabilities of Bryne Elektriske, a Norwegian corporation located in Stavanger, Norway that performs commercial and industrial construction work. The primary purpose of the acquisition was to give the Company additional work force and coverage needed to fulfill growth projections in the North Sea gas and oil industry as well as in the commercial and industrial sector. The purchase price of $3,231 was paid with $317 in cash at closing, a note for $185, which matured and was paid on September 1, 2001 and 2,872,000 shares of the Company's common stock. Included in the purchase price is $319 deemed to be compensation for certain key employees and will be amortized ratably over the 12-month term of the employment agreements. Goodwill resulting from the acquisition amounted to $2,751 was deemed appropriate to accomplish growth projections in the North Sea gas and oil industry. None of the goodwill is expected to be deductible for tax purposes and all will be assigned to the Company's Construction segment. The results of operations from July 2, 2001 through December 31, 2001 are included in the Company's Consolidated Statements of Operations.

         On August 2, 2001, the Company purchased all of the assets of Vendor Leasing Financial Services, Inc., ("Vendor Leasing") a U.S. corporation located in Alpharetta, Georgia, that provides commercial equipment leasing and financing services. The primary purpose of the acquisition was to offer financing of oil and gas related equipment in both the American and International sectors. The purchase price of $600 included $100 cash paid at closing, 500,000 shares of the Company's common stock. A future cash payment of $110 may be paid provided certain performance targets are achieved. The number of shares given to seller is subject to change based on the number of shares of the Company's common stock required to provide the seller with $500 of the Company's stock 18 months after the closing date of the acquisition. However, the Company may, at its option, choose to make up any loss of value in cash, rather than shares of its common stock, to achieve the required $500 of consideration. Goodwill resulting from the acquisition amounted to $628 and was deemed appropriate to provide the Company with the ability to offer financing of oil and gas related equipment in both the American and International sectors. None of the goodwill is expected to be deductible for tax purposes and none will be assigned to a specific industry segment until such time as the operations of Vendor Leasing become more significant to overall operations of the Company. The results of operations from August 2, 2001 through December 31, 2001 are included in the Company's Consolidated Statements of Operations. On October 10, 2001, the Company purchased all of the assets of Hellevicks, a Norwegian corporation located in Stavanger, Norway, that performs commercial roofing construction work. The primary purpose of the acquisition was to fulfill growth projections in the commercial and industrial sector. The purchase price of $230 was paid with $50 cash at closing plus 200,000 shares of the Company's common stock which were issued from Treasury shares received by the Company from the sale of its 51% interest in Unitron.

         The 2001 acquisitions are summarized as follows:

                                                                Bryne            Vendor
                                                             Elektriske          Leasing
                                                             ----------         ---------
          Fair value of tangible assets acquired:

                   Cash                                       $      --         $      14
                   Receivables                                       --                75
                   Tools and equipment                              127                29
                   Inventory                                         37                --
                                                              ---------         ---------

          Total fair value of tangible assets acquired              164               118
          Goodwill                                                2,751               628
          Deferred compensation                                     319                --
          Fair value of liabilities assumed:
                   Bank loans                                      (188)              (62)
                   Unearned income                                   --               (84)
                                                              ---------         ---------
          Total fair value of liabilities assumed                  (188)             (146)
          Stock issued as part of purchase price                 (2,729)             (500)
                                                              ---------         ---------
          Cash paid                                           $     317         $     100
                                                              =========         =========

         The above acquisitions were accounted for using the purchase method. The operations of Bryne Elektriske have been included in the accompanying Consolidated Statements of Operations since July 2, 2001. The operations of Vendor Leasing have been included in the accompanying Consolidated Statements of Operations since August 2, 2001. The unaudited pro forma results of operations, as if Bryne Elektriske and Vendor Leasing had been acquired at the beginning of periods ended December 31, 2000 and December 31, 2001, are as follows:

                                          December 31,      December 31,
                                              2000               2001
                                          ------------      ------------
         Net revenues                       $ 22,473          $ 27,352
         Net loss                             (2,189)           (1,046)
           Net loss per share                  (0.13)            (0.07)

(13)     LEASES

         The Company has noncancelable leases, primarily for real property and transportation equipment, that expire over the next 20 years. SIMEX A/S entered into a 20 year lease commencing on December 1, 1999 for the lease of a new headquarters facility in Stavanger, Norway. SIMEX A/S provided construction services in the construction of the facility and was compensated approximately $1,500 for these services. Under the terms of the lease, SIMEX AS made a $1,066 lease deposit which was to be held by the lessor until the end of the lease and repaid to include increases based on the Norwegian Consumer Price Index ("NCPI"). As consideration for the lease deposit, the parties negotiated variable rental payments under the lease which were based upon the imputed interest for the lessor on the lease deposit. These rental payments were approximately $750 for the first year of the lease and $455 for the last year of the lease. The lease included the lessor purchasing SIMEX A/S's existing headquarters facility in Stavanger, Norway. In December 2000, the Company renegotiated the lease and obtained the release of the $1,066 lease deposit. The renegotiation resulted in a gain to the Company of approximately $847, which will be amortized over the remaining life of the lease, which expires in 2019. The renegotiation also result in a change in the variable lease payments which will be $774 for the year ended December 31, 2001 and , assuming an annual 3% annual increase in the NCPI, an estimated $1,318 for the year ended December 31, 2019. In addition to the above referenced real property lease, the Company has commitments for equipment leases and other real property leases as shown below. Future minimum lease payments under these noncancelable operating leases, payable to an employee of the Company, as of December 31, 2001 are as follows:

                              YEARS ENDING
                              DECEMBER 31,
                              ------------
                                 2002             $  25
                                 2003                18
                                 2004                11
                                                  -----

                                Total             $  54
                                                  =====


(14)     PENSION PLAN

         The Company has a defined benefit plan covering substantially all its employees. The benefits are based upon years of service and the employees' compensation during the years before retirement. Net pension costs for the years ended December 31, 2001 and 2000 were $21 and $23, respectively. The plan is unfunded and pension liabilities at December 31, 2001 were $84. The assumptions used to calculate such pension information were: discount rate of 7% and expected increase in compensation of 3%.

(15)     FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts for cash and cash equivalents, trade accounts receivable, notes payable - banks, accounts payable, accrued salaries and wages, accrued taxes other than income, accrued income taxes, and other current liabilities approximate fair value because of the short maturity of these instruments.

         The carrying amount for notes receivable - employees approximate fair value based upon a discounted cash flow analysis. The carrying amount for long-term debt, which bears a variable rate, approximates fair value based upon current borrowing rates for similar instruments.

(16)     OPERATING SEGMENTS

         The Company applies the provisions of SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in their financial statements. The standard defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision makers in deciding how to allocate resources and in assessing performance. During the year ended December 31, 2000, the Company sold its interests in Telefrost A/S and Gjenvinning Midt Norge A/S. These interests had been acquired during the May 1998 purchase of Norwegian Cooling Industries.

         Based on the quantitative thresholds specified in SFAS 131, the Company has determined that it has three reportable segments. The three reportable segments are construction, production and post-tensioning. Construction consists of all of the Company's operations involved in the design, engineering and installation of HVAC, plumbing and electrical products and services, both onshore and offshore. Production consists of design, engineering and production of various technical and nontechnical products, such as SIMDUCTS. Post tensioning consists of construction reinforcing techniques for concrete oil and gas production platforms, bridges, tunnels and other post and bolt tensioning operations. During the year ended December 31, 2001, the Company ceased operations of its Post-Tensioning segment due to lack of new contracts. At this time it can not be determined when operations in this segment will resume.

         The accounting policies of the three operating segments are the same as those described in note 1. The Company evaluates the performance of its operating segments based upon revenues and gross profit. Inter-segment revenues are significant and are represented in the "Other and Eliminations" column.

                                                                           POST       OTHER AND
                                         CONSTRUCTION    PRODUCTION     TENSIONING   ELIMINATIONS      TOTAL
                                         ------------    ----------     ----------   ------------      -----
2001:
    Revenues                               $19,675          5,256           --            564          25,495
    Gross profit                             4,784          1,662           --            253           6,699
    Total assets                                --             --           --             --          18,104
    Long-lived asset expenditures               --             --           --             --             938
    Depreciation and amortization               --             --           --             --             817

2000:
    Revenues                               $13,650          3,031          610          1,582          18,873
    Gross profit                             1,782            476           16            431           2,705
    Total assets                             3,300          2,363          254          7,928          13,845
    Long-lived asset expenditures               --            629           --            425           1,054
    Depreciation and amortization               --            115           --            671             786

         The following table represents revenues by country based upon the location of domicile:

                                  2001             2000
                                -------          -------
         Norway                 $25,390          $18,060
         United States              105              813
                                -------          -------
                                $25,495          $18,873
                                =======          =======


         The following table presents long-lived assets by country based on the location of domicile:

                                 2001
                                ------
         Norway                 $6,013
         United States              81
                                ------

                                $6,094
                                ======


(17)     MANAGEMENT'S PLANS

The Company has returned its focus to its core business, consisting of the design, engineering, fabrication, production and installation of commercial projects for the oil and gas industry. This was accomplished by the sale of its maintenance and service segment and the reduction of personnel and associated costs, which had accumulated during the Company's acquisitions during 1998. The Company's near-term objective is to expand its core businesses from internal growth and achieving more regional recognition and opportunities for its niche capabilities and products. With this refocusing and reduction in cost, the Company incurred a loss of $475 on its Norwegian operations in 2001 and believes it should return to profitability in 2002, although there can be no assurances profitability can be achieved.